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Exhibit 10.1—SIXTH AMENDMENT AND WAIVER

        SIXTH AMENDMENT AND WAIVER (this "Amendment"), dated as of December 20, 2002, among CONSOLIDATED CONTAINER HOLDINGS LLC, a Delaware limited liability company ("Holdings"), CONSOLIDATED CONTAINER COMPANY LLC, a Delaware limited liability company (the "Borrower"), the Banks party to the Credit Agreement referred to below (the "Banks"), DEUTSCHE BANK TRUST COMPANY AMERICAS, (f/k/a Bankers Trust Company), as Administrative Agent (the "Administrative Agent"), JPMORGAN CHASE BANK (successor by merger to Morgan Guaranty Trust Company of New York), as Documentation Agent (the "Documentation Agent"), and CREDIT SUISSE FIRST BOSTON (f/k/a Donaldson, Lufkin & Jenrette Securities Corporation), as Syndication Agent (the "Syndication Agent" and, together with the Administrative Agent and the Documentation Agent, the "Agents"). Unless otherwise indicated, all capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement referred to below.

W I T N E S S E T H:

        WHEREAS, Holdings, the Borrower, the Banks and the Agents are parties to a Credit Agreement, dated as of July 1, 1999 (as amended, restated, modified and/or supplemented, the "Credit Agreement"); and

        WHEREAS, subject to the terms and conditions of this Amendment, the Banks wish to grant certain amendments under the Credit Agreement as herein provided on the terms and conditions set forth herein;

        NOW, THEREFORE, it is agreed:

        I.    Amendments and Waivers.

          1.    Sections 4.02(b), 4.02(c) and 4.02(e) of the Credit Agreement are hereby amended by, in each case, deleting the date "December 31, 2002" appearing in the table set forth in said Section and inserting the date "January 7, 2003" in lieu thereof.

          2.    The definition of "Tranche 3 Revolving Loan Maturity Date" is hereby amended by deleting the date "January 5, 2003" appearing therein and inserting the date "January 7, 2003" in lieu thereof.

          3.    For the period (the "Waiver Period") from the Sixth Amendment Effective Date (as defined below) to and including January 7, 2003, the Banks hereby waive Holdings' and the Borrower's obligation to comply with (i) Sections 8.08, 8.09 and 8.10 of the Credit Agreement, in each case, with respect to the Test Period ending on December 31, 2002 and (ii) Section 8.18 of the Credit Agreement for the fiscal month of Holdings ending on December 31, 2002. This waiver shall have no force or effect upon the expiration of the Waiver Period at which time all Events of Default that would have arisen (without giving effect to this Amendment) as a result of Holdings' and the Borrower's failure to comply with the aforementioned Sections shall exist and be continuing for all purposes under the Credit Agreement, the other Credit Documents and each Tranche 3 Guaranty.

        II.    Acknowledgments and Agreements with respect to various Credit Documents and each Tranche 3 Guaranty.

          1.    For the avoidance of doubt, each Credit Party hereby acknowledges and confirms its due authorization, execution and delivery of all Credit Documents (each Credit Document as amended, restated, modified and/or supplemented through and including the date hereof) to which it is a party, including all instruments, financing statements, agreements, certificates and documents executed and delivered in connection therewith, and hereby ratifies all actions heretofore taken in connection therewith.

          2.    Each Credit Party, by its execution (or acknowledgment, as the case may be) and delivery of this Amendment, hereby consents to the extensions of credit pursuant to the Credit Agreement (including, without limitation, as amended by this Amendment). Each Credit Party further acknowledges and agrees to the provisions of this Amendment and hereby agrees for the benefit of the Banks that all extensions of credit (including as contemplated by this Amendment) pursuant to the Credit Agreement (including, without limitation, as amended by this Amendment, and as same may be further amended, restated, modified and/or supplemented from time to time) shall be fully entitled to all benefits of, and shall be fully guaranteed and secured pursuant to and in accordance with the terms of, each of the Credit Documents, as applicable.

          3.    For the avoidance of doubt, each Tranche 3 Guarantor hereby acknowledges and confirms its due authorization, execution and delivery of the respective Tranche 3 Guaranty (as amended, restated, modified and/or supplemented through and including the date hereof) to which it is a party, including all agreements, certificates and documents executed and delivered in connection therewith, and hereby ratifies all actions heretofore taken in connection therewith.

          4.    Each Tranche 3 Guarantor, by its execution (or acknowledgment, as the case may be) and delivery of this Amendment, hereby consents to the extension of Tranche 3 Revolving Loans pursuant to the Credit Agreement (including, without limitation, as amended by this Amendment). Each Tranche 3 Guarantor further acknowledges and agrees to the provisions of this Amendment and hereby agrees for the benefit of the Banks that all extensions of Tranche 3 Revolving Loans (including as contemplated by this Amendment) pursuant to the Credit Agreement shall be fully entitled to all benefits of, and shall be fully guaranteed pursuant to and in accordance with the terms of, the respective Tranche 3 Guaranty to which it is a party.

        III.    Miscellaneous.

          1.    This Amendment is limited as specified and shall not constitute a modification, acceptance or Amendment of any other provision of the Credit Agreement or any other Credit Document.

          2.    This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.

          3.    THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

          4.    This Amendment shall become effective on the date (the "Sixth Amendment Effective Date") when (i) each Credit Party, each Tranche 3 Guarantor, each Tranche 3 Revolving Loan Bank, the Majority Banks of the A Term Loan Tranche, the Majority Banks of the B Term Loan Tranche, the Majority Banks of the Tranche 2 Converted Term Loan Tranche and the Required Banks shall have signed a counterpart hereof (whether the same or different counterpart) and shall have delivered (including by way of facsimile transmission) the same to the Administrative Agent at the Notice Office and (ii) the Borrower shall have paid to each Bank which executes and delivers to the Administrative Agent a counterpart of this Amendment on or before 5:00 p.m. (New York time) on December 20, 2002, a fee equal to 0.10% of the sum of (w) the aggregate principal amount of such Bank's outstanding Term Loans on the Sixth Amendment Effective Date, (x) the aggregate principal amount of such Bank's Tranche 2 Converted Term Loans on the Sixth Amendment Effective Date, (y) such Bank's Revolving Loan Commitment on the Sixth Amendment Effective Date and (z) such Bank's Tranche 3 Revolving Loan Commitment on the Sixth Amendment Effective Date.

          5.    In order to induce the Banks to enter into this Amendment, the Borrower hereby represents and warrants that (i) the representations, warranties and agreements contained in Section 6 of the Credit Agreement are true and correct in all material respects on and as of the Sixth Amendment Effective Date, both before and after giving effect to this Amendment and (ii) there exists no Default or Event of Default on the Sixth Amendment Effective Date, after giving effect to the Amendments contained in this Amendment.

          6.    From and after the Sixth Amendment Effective Date, all references in the Credit Agreement and each of the Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as amended hereby.

  *        *        *

        IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

CONSOLIDATED CONTAINER HOLDINGS LLC
By:	/s/ Richard P. Sehring
Name: Richard P. Sehring
Title: SVP Finance and Accounting
CONSOLIDATED CONTAINER COMPANY LLC
By:	Consolidated Container Holdings LLC, as its Sole Member and Manager
By:	/s/ Richard P. Sehring
Name: Richard P. Sehring
Title: SVP Finance and Accounting
DEUTSCHE BANK TRUST COMPANY AMERICAS,
Individually and as Administrative Agent
By:	/s/ Marco Orlando
Name: Marco Orlando
Title: Director
JPMORGAN CHASE BANK,
Individually and as Documentation Agent
By:	/s/ Douglas A. Jenks
Name: Douglas A. Jenks
Title: Vice President

SIGNATURE PAGE TO THE SIXTH AMENDMENT AND WAIVER, DATED AS OF DECEMBER 20, 2002, TO THE CREDIT AGREEMENT, DATED AS OF JULY 1,1999, AMONG CONSOLIDATED CONTAINER HOLDINGS LLC, CONSOLIDATED CONTAINER COMPANY LLC, THE VARIOUS BANKS PARTY THERETO, JPMORGAN CHASE BANK (SUCCESSOR BY MERGER TO MORGAN GUARANTY TRUST COMPANY OF NEW YORK), AS DOCUMENTATION AGENT, CREDIT SUISSE FIRST BOSTON (F/K/A DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION), AS SYNDICATION AGENT, AND DEUTSCHE BANK TRUST COMPANY AMERICAS (F/K/A BANKERS TRUST COMPANY), AS ADMINISTRATIVE AGENT
NAME OF INSTITUTION:
ADDISON CDO, LIMITED (#1279)
By:	Pacific Investment Management Company LLC, as its Investment Advisor
By:	/s/ Mohan V. Phansalkar
Name: Mohan V. Phansalkar
Title: Executive Vice President
AIMCO CDO SERIES 2000-A
By:	/s/ Chris Goergen
Name: Chris Goergen
Title: Authorized Signatory
By:	/s/ Patricia W. Wilson
Name: Patricia W. Wilson
Title: Authorized Signatory

AIMCO CLO SERIES 2001-A
By:	/s/ Chris Goergen
Name: Chris Goergen
Title: Authorized Signatory
By:	/s/ Patricia W. Wilson
Name: Patricia W. Wilson
Title: Authorized Signatory
APEX (IDM) CDO I, Ltd.
By:	David L. Babson & Company Inc. as Collateral Manager
By:	/s/ Glen Duffy
Name: Glen Duffy
Title: Managing Director
ATHENA CDO, LIMITED (#1277)
By:	Pacific Investment Management Company LLC, as its Investment Advisor
By:	/s/ Mohan V. Phansalkar
Name: Mohan V. Phansalkar
Title: Executive Vice President
BANK AUSTRIA CREDITANSTALT CORPORATE FINANCE, INC.
By:	/s/ Thomas L. Mowat
Name: Thomas L. Mowat
Title: Director
By:	/s/ Elizabeth Tallmadge
Name: Elizabeth Tallmadge
Title: Managing Director Chief Investment Officer
BANK OF MONTREAL
By:	/s/ Mary Kay Parsek
Name: Mary Kay Parsek
Title: Director
BAYERISCHE HYPO-UND VEREINSBANK AG NEW YORK BRANCH
By:	/s/ Thomas L. Mowat
Name: Thomas L. Mowat
Title: Director
By:	/s/ Elizabeth Tallmadge
Name: Elizabeth Tallmadge
Title: Managing Director Chief Investment Officer

BEDFORD CDO, LIMITED (#1276)
By:	Pacific Investment Management Company LLC, as its Investment Advisor
By:	/s/ Mohan V. Phansalkar
Name: Mohan V. Phansalkar
Title: Executive Vice President
CAPTIVA II FINANCE LTD.
By:	/s/ David Dryer
Name: David Dryer
Title: Director
CAPTIVA III FINANCE LTD. (ACCT. 275),
as advised by Pacific Investment Management Company LLC
By:	/s/ David Dryer
Name: David Dryer
Title: Director
CAPTIVA IV FINANCE LTD. (ACCT. 1275),
as advised by Pacific Management Company LLC
By:	/s/ David Dryer
Name: David Dryer
Title: Director
CARLYLE HIGH YIELD PARTNERS II, LTD.
By:	/s/ Linda Pace
Name: Linda Pace
Title: Principal
CENTURION CDO II, LTD.
By:	American Express Asset Management Group Inc. as Collateral Manager
By:	/s/ Leanne Stavrakis
Name: Leanne Stavrakis
Title: Director-Operations
CENTURIAN CDO III
By:	American Express Asset Management Group Inc. as Collateral Manager
By:	/s/ Leanne Stavrakis
Name: Leanne Stavrakis
Title: Director-Operations

CENTURIAN CDO VI, LTD.
By:	American Express Asset Management Group Inc. as Collateral Manager
By:	/s/ Leanne Stavrakis
Name: Leanne Stavrakis
Title: Director-Operations
DELANO COMPANY (#274)
By:	Pacific Investment Mangement Company LLC, as its Investment Advisor
By:	/s/ Mohan V. Phansalkar
Title: Mohan V. Phansalkar
Title: Executive Vice President
EATON VANCE CDO IV, LTD.
By:	Eaton Vance Management as Investment Advisor
By:	/s/ Scott H. Page
Name: Scott H. Page
Title: Vice President
EATON VANCE INSTITUTIONAL SENIOR LOAN FUND
By:	Eaton Vance Management as Investment Advisor
By:	/s/ Scott H. Page
Name: Scott H. Page
Title: Vice President
EATON VANCE SENIOR INCOME TRUST
By:	Eaton Vance Management as Investment Advisor
By:	/s/ Scott H. Page
Name: Scott H. Page
Title: Vice President
ELC (CAYMAN) LTD.
By:	David L. Babson & Company Inc. as Collateral Manager
By:	/s/ Glen Duffy
Name: Glen Duffy
Title: Managing Director
ELC (CAYMAN) LTD. 2000-I
By:	David L. Babson & Company Inc. as Collateral Manager
By:	/s/ Glen Duffy
Name: Glen Duffy
Title: Managing Director

ELC (CAYMAN) LTD. CDO SERIES 1999-I
By:	David L. Babson & Company Inc. as Collateral Manager
By:	/s/ Glen Duffy
Name: Glen Duffy
Title: Managing Director
ERSTE BANK
By:	/s/ Brandon A. Meyerson
Name: Brandon A. Meyerson
Title: Vice President
By:	/s/ Lynne McCarthy
Name: Lynne McCarthy
Title: Vice President
FIRSTRUST BANK
By:	/s/ Kent Nelson
Name: Kent Nelson
Title: Senior Vice President
FLAGSHIP CLO 2001-1
By:	/s/ Mark S. Pelletier
Name: Mark S. Pelletier
Title: Director
FLEET NATIONAL BANK
By:	/s/ Virginia Dennett
Name: Virginia Dennett
Title: Director
GENERAL ELECTRIC CAPITAL CORPORATION
By:	/s/ W. Jerome McDermott
Name: W. Jerome McDermott
Title: Duly Authorized Signatory
GRAYSON & CO.
By:	Boston Management and Research as Investment Advisor
By:	/s/ Scott H. Page
Name: Scott H. Page
Title: Vice President
HAMILTON CDO, LTD.
By:	Stanfield Capital Partners LLC
By:	/s/ Christopher A. Bondy
Name: Christopher A. Bondy Title: Partner

HIGHLAND LEGACY LIMITED
By:	Highland Capital Management, L.P. as Collateral Manager
By:	/s/ Mark Okada
Name: Mark Okada
Title: Chief Investment Officer, Highland Capital Management, L.P.
HIGHLAND LOAN FUNDING V LTD.
By:	Highland Capital Management, L.P. as Collateral Manager
By:	/s/ Mark Okada
Name: Mark Okada
Title: Chief Investment Officer, Highland Capital Management, L.P.
JISSEKIKUN FUNDING, LTD. (#1288)
By:	Pacific Investment Management Company LLC, as its Investment Advisor
By:	/s/ Mohan V. Phansalkar
Name: Mohan V. Phansalkar
Title: Executive Vice President
KZH CRESCENT LLC
By:	/s/ Rowena Smith
Name: Rowena Smith
Title: Authorized Agent
KZH CRESCENT-2 LLC
By:	/s/ Rowena Smith
Name: Rowena Smith
Title: Authorized Agent
KZH CRESCENT-3 LLC
By:	/s/ Rowena Smith
Name: Rowena Smith
Title: Authorized Agent
KZH CYPRESSTREE-1 LLC
By:	/s/ Rowena Smith
Name: Rowena Smith
Title: Authorized Agent
KZH ING-2 LLC
By:	/s/ Rowena Smith
Name: Rowena Smith
Title: Authorized Agent

KZH PONDVIEW LLC
By:	/s/ Rowena Smith
Name: Rowena Smith
Title: Authorized Agent
KZH STERLING LLC
By:	/s/ Rowena Smith
Name: Rowena Smith
Title: Authorized Agent
KZH WATERSIDE LLC
By:	/s/ Rowena Smith
Name: Rowena Smith
Title: Authorized Agent
MIZUHO CORPORATE BANK, LTD.
By:	/s/ Naoki Yamamori
Name: Naoki Yamamori
Title: Deputy General Manager
NATIONAL CITY BANK
By:	/s/ Andrew Pernsteiner
Name: Andrew Pernsteiner
Title: Account Officer
OAK BROOK BANK
By:	/s/ Henry Wessel
Name: Henry Wessel
Title: Vice President
PAMCO CAYMAN LTD
By:	Highland Capital Management, L.P. as Collateral Manager
By:	/s/ Mark Okada
Name: Mark Okada
Title: Chief Investment Officer, Highland Capital Management, L.P.
PROMETHEUS INVESTMENT FUNDING NO. 1 LTD.
By:	HVB Credit Advisors LLC
By:	/s/ Thomas R. Mowat
Name: Thomas R. Mowat
Title: Director
By:	/s/ Elizabeth Tallmadge
Name: Elizabeth Tallmadge
Title: Managing Director Chief Investment Officer

RESTORATION FUNDING CLO, LTD.
By:	Highland Capital Management, L.P. as Collateral Manager
By:	/s/ Mark Okada
Name: Mark Okada
Title: Chief Investment Officer, Highland Capital Management, L.P.
SENIOR DEBT PORTFOLIO
By:	Boston Management and Research as Investment Advisor
By:	/s/ Scott H. Page
Name: Scott H. Page
Title: Vice President
SEQUILS - CENTURION V, LTD.
By:	American Express Asset Management Group Inc. as Collateral Manager
By:	/s/ Leanne Stavrakis
Name: Leanne Stavrakis
Title: Director-Operations
SEQUILS I, LTD.
By:	TCW Advisors, Inc. as its Collateral Manager
By:	/s/ Mark L. Gold
Name: Mark L. Gold
Title: Managing Director
By:	/s/ G. Steven Kalin
Name: G. Steven Kalin
Title: Vice President
SEQUILS IV, LTD.
By:	TCW Advisors, Inc. as its Collateral Manager
By:	/s/ Mark L. Gold
Name: Mark L. Gold
Title: Managing Director
By:	/s/ G. Steven Kalin
Name: G. Steven Kalin
Title: Vice President
STANFIELD ARBITRAGE CDO, LTD.
By:	Stanfield Capital Partners LLC as Collateral Manager
By:	/s/ Christopher A. Bondy
Name: Christopher A. Bondy
Title: Partner

SUNAMERICA SENIOR FLOATING RATE FUND, INC.
By:	Stanfield Capital Partners LLC as Subadvisor
By:	/s/ Christopher A. Bondy
Name: Christopher A. Bondy
Title: Partner
TALCOTT NOTCH CBO-I
By:	General Re-New England Asset Management, Inc., as Collateral Manager
By:	/s/ Susan Bosworth
Name: Susan Bosworth
Title: Vice President
TCW LEVERAGED INCOME TRUST, L.P.
By:	TCW Advisers (Bermuda), Ltd., as General Partner
By:	/s/ Mark L. Gold
Name: Mark L. Gold
Title: Managing Director
By:	TCW Investment Management Company, as Investment Adviser
By:	/s/ G. Steven Kalin
Name: G. Steven Kalin
Title: Vice President
TCW LEVERAGED INCOME TRUST II, L.P.
By:	TCW Advisers (Bermuda), Ltd., as General Partner
By:	/s/ Mark L. Gold
Name: Mark L. Gold
Title: Managing Director
By:	TCW Investment Management Company, as Investment Adviser
By:	/s/ G. Steven Kalin
Name: G. Steven Kalin
Title: Vice President
TCW SELECT LOAN FUND, LIMITED
By:	TCW Advisors, Inc. as its Collateral Manager
By:	/s/ Mark L. Gold
Name: Mark L. Gold
Title: Managing Director
By:	/s/ G. Steven Kalin
Name: G. Steven Kalin Title: Vice President

THE BANK OF NEW YORK
By:	/s/ Brendan T. Nedzi
Name: Brendan T. Nedzi
Title: SVP
THE BANK OF NOVA SCOTIA
By:	/s/ Mark Sparrow
Name: Mark Sparrow
Title: Director
THE GOVERNOR AND COMPANY OF THE BANK OF IRELAND
By:	/s/ Mary Gaffney
Name: Mary Gaffney
Title: Associate Director
By:	/s/ Kieran Rockett
Name: Kieran Rockett
Title: Deputy Manager
THE SUMITOMO TRUST AND BANKING CO., LTD.
By:	/s/ Elizabeth A. Quirk
Name: Elizabeth A. Quirk
Title: Vice President
TORONTO DOMINION (NEW YORK), INC.
By:	/s/ Stacy Malek
Name: Stacy Malek
Title: Vice President
TRYON CDO LTD. 2000-I
By:	David L. Babson & Company Inc. as Collateral Manager
By:	/s/ Glen Duffy
Name: Glen Duffy
Title: Managing Director
WEBSTER BANK
By:	/s/ John Gilsenan
Name: John Gilsenan
Title: Vice President
WINDSOR LOAN FUNDING, LIMITED
By:	Stanfield Capital Partners LLC as Collateral Manager
By:	/s/ Christopher A. Bondy
Name: Christopher A. Bondy
Title: Partner

Acknowledged and Agreed to by:

VESTAR CAPITAL PARTNERS III, L.P.
By:	Vestar Associates III, L.P., its General Partner
By:	Vestar Associates Corporation III, its General Partner
By:	/s/ John R. Woodard
	Name:	John R. Woodard
	Title:	Managing Director
DEAN FOODS COMPANY
By:	/s/ Ronald H. Klein
	Name:	Ronald H. Klein
	Title:	SVP Corporate Development
CONSOLIDATED CONTAINER COMPANY LP
By:	/s/ Richard P. Sehring
	Name:	Richard P. Sehring
	Title:	SVP Finance and Accounting
REID PLASTICS GROUP LLC
By:	/s/ Richard P. Sehring
	Name:	Richard P. Sehring
	Title:	SVP Finance and Accounting
CONSOLIDATED CONTAINER CAPITAL, INC.
By:	/s/ Richard P. Sehring
	Name:	Richard P. Sehring
	Title:	SVP Finance and Accounting
PLASTIC CONTAINERS LLC
By:	/s/ Richard P. Sehring
	Name:	Richard P. Sehring
	Title:	SVP Finance and Accounting
CONTINENTAL CARRIBEAN CONTAINERS, INC.
By:	/s/ Richard P. Sehring
	Name:	Richard P. Sehring
	Title:	SVP Finance and Accounting

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Exhibit 10.1—SIXTH AMENDMENT AND WAIVER